                                                                     Exhibit 10

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                              MATERIAL CONTRACTS

The  following  material  contracts of Navistar  Financial  Retail  Receivables
Corporation are incorporated herein by reference:

10.1  Purchase  Agreement dated as of June 3, 1999,  between Navistar Financial
      Corporation and Navistar  Financial Retail  Receivables  Corporation,  as
      Purchaser,  with respect to Navistar  Financial  1999-A  Owner Trust,  as
      Issuer.  Filed on Registration No. 333-62445.

10.2  Pooling and Servicing  Agreement dated as of June 3, 1999, among Navistar
      Financial  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
      Receivables  Corporation,  as Seller, and Navistar Financial 1999-A Owner
      Trust, as Issuer.  Filed on Registration No. 333-62445.

10.3  Trust  Agreement  dated as of June 3, 1999,  between  Navistar  Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  1999-A
      Owner Trust.  Filed on Registration No. 333-62445.

10.4  Indenture dated as of June 3, 1999,  between  Navistar  Financial  1999-A
      Owner Trust and The Bank of New York, as Indenture Trustee,  with respect to Navistar  Financial  1999-A Owner  Trust.  Filed on  Registration  No.
      333-62445.

10.5  Purchase  Agreement dated as of March 9, 2000, between Navistar Financial
      Corporation and Navistar  Financial Retail  Receivables  Corporation,  as
      Purchaser,  with respect to Navistar  Financial  2000-A  Owner Trust,  as
      Issuer.  Filed as Exhibit 10.1 to Navistar  Financial Retail  Receivables
      Corporation's  Form 8-K dated March 24, 2000.  Filed on Registration  No.
      333-62445.

10.6  Pooling  and  Servicing  Agreement  dated  as of  March  9,  2000,  among
      Navistar  Financial  Corporation,  as Servicer,  and  Navistar  Financial
      Retail Receivables Corporation,  as Seller, and Navistar Financial 2000-A
      Owner  Trust,  as Issuer.  Filed as Exhibit  10.2 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated March 24, 2000.  Filed on Registration No. 333-62445.

10.7  Trust Agreement  dated as of March 9, 2000,  between  Navistar  Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2000-A
      Owner  Trust.   Filed  as  Exhibit  4.2  to  Navistar   Financial  Retail
      Receivables  Corporation's  Form  8-K  dated  March  24,  2000.  Filed on
      Registration No. 333-62445.

10.8  Indenture dated as of March 9, 2000,  between  Navistar  Financial 2000-A
      Owner Trust and The Bank of New York, as Indenture Trustee,  with respect to  Navistar  Financial  2000-A  Owner  Trust.  Filed as  Exhibit  4.1 to
      Navistar Financial Retail Receivables  Corporation's Form 8-K dated March
      24, 2000.  Filed on Registration No. 333-62445.

10.9  Purchase  Agreement  dated  as of  November  1,  2000,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2000-B
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's Form 8-K dated December 5, 2003. Filed on Registration No. 333-62445.

10.10 Pooling and  Servicing  Agreement  dated as of  November  1, 2000,  among
      Navistar  Financial  Corporation,  as Servicer,  and  Navistar  Financial
      Retail Receivables Corporation,  as Seller, and Navistar Financial 2000-B
      Owner  Trust,  as Issuer.  Filed as  Exhibit  4.1 to  Navistar  Financial
      Retail  Receivables  Corporation's Form 8-K dated December 5, 2003. Filed on Registration No. 333-62445.

10.11 Trust Agreement dated as of November 1, 2000,  between Navistar Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2000-B
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables  Corporation's  Form 8-K dated  December  5,  2003.  Filed on
      Registration No. 333-62445.

10.12 Indenture  dated as of  November  1,  2000,  between  Navistar  Financial
      2000-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial  2000-B Owner Trust.  Filed as Exhibit 4.2
      to Navistar  Financial Retail  Receivables  Corporation's  Form 8-K dated
      December 5, 2003.  Filed on Registration No. 333-62445.

10.13 Purchase   Agreement  dated  as  of  April  27,  2001,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2001-A
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated May 3, 2001.  Filed on
      Registration No. 333-62445.

10.14 Pooling  and  Servicing  Agreement  dated as of  April  27,  2001,  among
      Navistar  Financial  Corporation,  as Servicer,  and  Navistar  Financial
      Retail Receivables Corporation,  as Seller, and Navistar Financial 2001-A
      Owner  Trust,  as Issuer.  Filed as  Exhibit  4.1 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated May 3, 2001.  Filed on
      Registration No. 333-62445.

10.15 Trust Agreement dated as of April 27, 2001,  between  Navistar  Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2001-A
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables   Corporation's   Form  8-K  dated  May  3,  2001.  Filed  on
      Registration No. 333-62445.

10.16 Indenture dated as of April 27, 2001,  between Navistar  Financial 2001-A
      Owner Trust and The Bank of New York, as Indenture Trustee,  with respect to  Navistar  Financial  2001-A  Owner  Trust.  Filed as  Exhibit  4.2 to
      Navistar  Financial Retail  Receivables  Corporation's Form 8-K dated May
      3, 2001.  Filed on Registration No. 333-62445.

10.17 Purchase  Agreement  dated  as of  November  1,  2001,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2001-B
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's Form 8-K dated November 6, 2001. Filed on Registration No. 333-62445.

10.18 Pooling and  Servicing  Agreement  dated as of  November  1, 2001,  among
      Navistar  Financial  Corporation,  as Servicer,  and  Navistar  Financial
      Retail Receivables Corporation,  as Seller, and Navistar Financial 2001-B
      Owner  Trust,  as Issuer.  Filed as  Exhibit  4.1 to  Navistar  Financial
      Retail  Receivables  Corporation's Form 8-K dated November 6, 2001. Filed on Registration No. 333-62445.

10.19 Trust Agreement dated as of November 1, 2001,  between Navistar Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2001-B
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November  6,  2001.  Filed on
      Registration No. 333-62445.

10.20 Indenture  dated as of  November  1,  2001,  between  Navistar  Financial
      2001-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial  2001-B Owner Trust.  Filed as Exhibit 4.2
      to Navistar  Financial Retail  Receivables  Corporation's  Form 8-K dated
      November 6, 2001.  Filed on Registration No. 333-62445.

10.21 Purchase   Agreement  dated  as  of  April  30,  2002,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2002-A
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated May 3, 2002.  Filed on
      Registration No. 333-62445 and 333-67112.

10.22 Pooling  and  Servicing  Agreement  dated as of  April  30,  2002,  among
      Navistar  Financial  Corporation,  as Servicer,  and  Navistar  Financial
      Retail Receivables Corporation,  as Seller, and Navistar Financial 2002-A
      Owner  Trust,  as Issuer.  Filed as  Exhibit  4.1 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K dated May 3, 2002.  Filed on
      Registration No. 333-62445 and 333-67112.

10.23 Trust Agreement dated as of April 30, 2002,  between  Navistar  Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2002-A
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables   Corporation's   Form  8-K  dated  May  3,  2002.  Filed  on
      Registration No. 333-62445 and 333-67112.

10.24 Indenture dated as of April 30, 2002,  between Navistar  Financial 2002-A
      Owner Trust and The Bank of New York, as Indenture Trustee,  with respect to  Navistar  Financial  2002-A  Owner  Trust.  Filed as  Exhibit  4.2 to
      Navistar  Financial Retail  Receivables  Corporation's Form 8-K dated May
      3, 2002.  Filed on Registration No. 333-62445 and 333-67112.

10.25 Purchase  Agreement  dated as of  November  19,  2002,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2002-B
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's  Form 8-K  dated  November  25,  2002.
      Filed on Registration No. 333-67112.

10.26 Pooling   Agreement  dated  as  of  November  19,  2002,  among  Navistar
      Financial  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
      Receivables  Corporation,  as Seller, and Navistar Financial 2002-B Owner
      Trust,  as Issuer.  Filed as Exhibit  4.1 to  Navistar  Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November 25,  2002.  Filed on
      Registration No. 333-67112.

10.27 Servicing  Agreement  dated  as of  November  19,  2002,  among  Navistar
      Financial  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
      Receivables  Corporation,  as Seller, and Navistar Financial 2002-B Owner
      Trust,  as Issuer.  Filed as Exhibit  99.3 to Navistar  Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November 25,  2002.  Filed on
      Registration No. 333-67112.

10.28 Trust  Agreement  dated  as  of  November  19,  2002,   between  Navistar
      Financial Retail Receivables Corporation,  as Seller, and Chase Manhattan
      Bank  Delaware,  as Owner  Trustee,  with  respect to Navistar  Financial
      2002-B Owner  Trust.  Filed as Exhibit 4.3 to Navistar  Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November 25,  2002.  Filed on
      Registration No. 333-67112.

10.29 Indenture  dated as of November  19,  2002,  between  Navistar  Financial
      2002-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial  2002-B Owner Trust.  Filed as Exhibit 4.2
      to Navistar  Financial Retail  Receivables  Corporation's  Form 8-K dated
      November 25, 2002.  Filed on Registration No. 333-67112.

10.30 Purchase  Agreement dated as of June 5, 2003,  between Navistar Financial
      Corporation and Navistar  Financial Retail  Receivables  Corporation,  as
      Purchaser,  with respect to Navistar  Financial  2003-A  Owner Trust,  as
      Issuer.  Filed as Exhibit 99.1 to Navistar  Financial Retail  Receivables
      Corporation's  Form 8-K dated June 11, 2003.  Filed on  Registration  No.
      333-67112.

10.31 Pooling  Agreement  dated as of June 5, 2003,  among  Navistar  Financial
      Corporation,  as Servicer,  and  Navistar  Financial  Retail  Receivables
      Corporation,  as Seller,  and Navistar  Financial  2003-A Owner Trust, as
      Issuer.  Filed as Exhibit 4.1 to Navistar  Financial  Retail  Receivables
      Corporation's  Form 8-K dated June 11, 2003.  Filed on  Registration  No.
      333-67112.

10.32 Servicing  Agreement dated as of June 5, 2003,  among Navistar  Financial
      Corporation,  as Servicer,  and  Navistar  Financial  Retail  Receivables
      Corporation,  as Seller,  and Navistar  Financial  2003-A Owner Trust, as
      Issuer.  Filed as Exhibit 99.3 to Navistar  Financial Retail  Receivables
      Corporation's  Form 8-K dated June 11, 2003.  Filed on  Registration  No.
      333-67112.

10.33 Trust  Agreement  dated as of June 5, 2003,  between  Navistar  Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2003-A
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables  Corporation's  Form  8-K  dated  June  11,  2003.  Filed  on
      Registration No. 333-67112.

10.34 Indenture dated as of June 5, 2003,  between  Navistar  Financial  2003-A
      Owner Trust and The Bank of New York, as Indenture Trustee,  with respect to  Navistar  Financial  2003-A  Owner  Trust.  Filed as  Exhibit  4.2 to
      Navistar Financial Retail  Receivables  Corporation's Form 8-K dated June
      11, 2003.  Filed on Registration No. 333-67112.

10.35 Purchase  Agreement  dated  as of  October  31,  2003,  between  Navistar
      Financial   Corporation  and  Navistar   Financial   Retail   Receivables
      Corporation,  as  Purchaser,  with respect to Navistar  Financial  2003-B
      Owner  Trust,  as Issuer.  Filed as Exhibit  99.1 to  Navistar  Financial
      Retail  Receivables  Corporation's Form 8-K dated November 5, 2003. Filed on Registration No. 333-67112.

10.36 Pooling Agreement dated as of October 31, 2003, among Navistar  Financial
      Corporation,  as Servicer,  and  Navistar  Financial  Retail  Receivables
      Corporation,  as Seller,  and Navistar  Financial  2003-B Owner Trust, as
      Issuer.  Filed as Exhibit 4.1 to Navistar  Financial  Retail  Receivables
      Corporation's  Form 8-K dated  November  5, 2003.  Filed on  Registration
      No. 333-67112.

10.37 Servicing  Agreement  dated  as  of  October  31,  2003,  among  Navistar
      Financial  Corporation,   as  Servicer,  and  Navistar  Financial  Retail
      Receivables  Corporation,  as Seller, and Navistar Financial 2003-B Owner
      Trust,  as Issuer.  Filed as Exhibit  99.3 to Navistar  Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November  5,  2003.  Filed on
      Registration No. 333-67112.

10.38 Trust Agreement dated as of October 31, 2003,  between Navistar Financial
      Retail  Receivables  Corporation,  as Seller,  and Chase  Manhattan  Bank
      Delaware,  as Owner Trustee,  with respect to Navistar  Financial  2003-B
      Owner  Trust.   Filed  as  Exhibit  4.3  to  Navistar   Financial  Retail
      Receivables  Corporation's  Form 8-K dated  November  5,  2003.  Filed on
      Registration No. 333-67112.

10.39 Indenture  dated as of  October  31,  2003,  between  Navistar  Financial
      2003-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial  2003-B Owner Trust.  Filed as Exhibit 4.2
      to Navistar  Financial Retail  Receivables  Corporation's  Form 8-K dated
      November 5, 2003.  Filed on Registration No. 333-67112.